UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2018

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 26, 2018, BNP Paribas USA, Inc. (“BNPP USA”), a subsidiary of BNP Paribas (“BNPP”), the indirect owner of 62.0% of the outstanding shares of common stock of First Hawaiian, Inc. (the “Company”) and the Company’s controlling stockholder, announced that it had reached a settlement with the U.S. Department of Justice (the “DOJ”) to resolve its investigation relating to BNPP’s foreign exchange business (the “Settlement”). Separately, on July 17, 2017, BNPP announced a settlement with the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to resolve the Federal Reserve’s related investigation and, on May 24, 2017, BNPP entered into a consent order with the New York State Department of Financial Services in relation to similar matters. The Settlement includes a guilty plea entered into by BNP USA, the holding company for BNPP’s U.S. non-branch assets, with the DOJ on January 25, 2018. The Settlement is not expected to disrupt the business operations of the Company or its subsidiaries.

In connection with the Settlement, the U.S. Securities and Exchange Commission has issued a temporary exemptive order under Section 9 of the Investment Company Act to BNPP USA and certain of its affiliates, including Bishop Street Capital Management, an indirect wholly owned subsidiary of the Company, to permit the entities named therein to continue to act as investment advisers and sub-advisers to U.S. mutual funds. In addition, BNPP has submitted an application to the U.S. Department of Labor (the “DOL”) to maintain the Qualified Professional Asset Manager (“QPAM”) status of certain of its affiliates, including First Hawaiian Bank and Bishop Street Capital Management. While the exemption request is under review by the DOL, BNPP-affiliated QPAMs will be permitted to continue to maintain their QPAM status and, accordingly, the related business operations of First Hawaiian Bank and Bishop Street Capital Management are not expected to be disrupted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: January 26, 2018	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board and Chief Executive Officer